Exhibit 10.1

EXECUTION COPY
RESPONSE TO NOTICE OF COMMITMENT INCREASE REQUEST

December 5, 2025

Sumitomo Mitsui Banking Corporation
277 Park Avenue
New York, NY 10172
Attention: Mark Giannini
Phone: 201-761-8663

Re:          BlackRock Private Credit Fund (the “Company”)

Ladies and Gentlemen:

We refer to (a) that certain Senior Secured Credit Agreement, dated as of April 19, 2024 (as amended by that certain First Amendment to Senior Secured Credit Agreement, dated as of August 7, 2025, and as further amended, restated, supplemented, amended and restated, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used in this Response Letter (as defined below) and not otherwise defined have the meanings for such terms set forth in the Credit Agreement), by and among the Company, the Lenders and Issuing Banks from time to time party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent (in such capacity, the “Administrative Agent”); and (b) the Notice of Commitment Increase Request, dated as of December 5, 2025, provided by the Company to the Administrative Agent (the “Notice”).

By returning to us an executed counterpart hereof, the Administrative Agent indicates its agreement to a Commitment Increase Date of December 5, 2025, notwithstanding the requirement in Section 2.08(e)(i) of the Credit Agreement that the Commitment Increase Date be no earlier than three Business Days after delivery of notice by the Company.

Pursuant to the Notice and Section 2.08(e) of the Credit Agreement, we deliver this response (this “Response Letter”) to confirm that each of the Company and State Street Bank and Trust Company (the “Assuming Lender”) agrees that the Assuming Lender does hereby become a “Lender” under and for all purposes of the Credit Agreement with a Multicurrency Commitment equal to $50,000,000. Without limiting the foregoing, the Assuming Lender hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as a “Lender” thereunder and that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. The Assuming Lender represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Response Letter and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement.

This Response Letter shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Response Letter may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Response Letter by telecopy, email, or other electronic method of transmission (e.g. PDF) shall be effective as delivery of a manually executed counterpart of this Response Letter.  This Response Letter shall be governed by, and construed in accordance with, the laws of the State of New York.  The provisions of Section 9.09(b) (Submission to Jurisdiction), Section 9.09(c) (Waiver of Venue) and Section 9.09(d) (Service of Process) of the Credit Agreement are incorporated into this Response Letter as if fully set forth herein, mutatis mutandis.  The parties hereto hereby agree that this Response Letter is an Incremental Assumption Agreement and a Loan Document.

EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS RESPONSE LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER AT LAW OR IN EQUITY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS RESPONSE LETTER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

[Signature pages follow]

Very truly yours,

STATE STREET BANK AND TRUST COMPANY,
as Assuming Lender

By:	/s/ Stephen Lynch
Name: Stephen Lynch
Title: Vice President

BLACKROCK PRIVATE CREDIT FUND

By:	/s/ Erik L. Cuellar
Name: Erik L. Cuellar
Title: Chief Financial Officer

ACKNOWLEDGED, ACCEPTED AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION,
as Administrative Agent, an Issuing Bank and a Swingline Lender

By:	/s/ Shane Klein
Name: Shane Klein
Title: Managing Director

M&T BANK,
as an Issuing Bank and a Swingline Lender

By:	/s/ Isaac Bailey
Name: Isaac Bailey
Title: Vice President

SMBC-BlackRock—Response to Notice Increase Request (State Street)